Note 3 - Trade Accounts and Notes Receivable, Net - Schedule of Accounts, Notes, Loans and Financing Receivable (Details) - EUR (€) € in Thousands	Dec. 31, 2019	Dec. 31, 2018
Trade accounts receivable	€ 11,807	€ 12,907
Notes receivable	1,013	408
Less: allowance for doubtful accounts	(1,490)	(1,405)
Total	11,330	11,910
Less current portion	(11,328)	(11,884)
Net Trade accounts and notes receivable, non-current	€ 2	€ 26